UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2005.
       -------------------------------------------------------------------

                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                     000-30252               98-0163232
 ----------------------------         -------------          -------------------
 (State or other jurisdiction         (Commission               (IRS Employer
   of  incorporation)                 File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  4.01.  Changes  in  Registrant's  Certifying  Accountant

Effective May 12, 2005, Genesis Bioventures, Inc. (the "Company" or "GBI") terminated the appointment of KPMG LLP as its auditors. The decision to change the Company's accounting firm was mutual between both parties and was approved by the Company's Board of Directors on May 12, 2005.

The reports of KPMG LLP on the consolidated financial statements of GBI for the fiscal years ended December 31, 2003 and 2002 and the period from September 19, 1994 (inception) to December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG LLP's report on the consolidated financial statements of GBI as of December 31, 2003 and 2002 and for the years ended December 31, 2003 and 2002 and the period from September 19, 1994 (inception) to December 31, 2003, contained a separate paragraph stating, "The Company has suffered recurring losses from operations and negative cash flow from operations that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audit of GBI's financial statements for the year ended December 31, 2003 and 2002 and in the subsequent interim periods from December 31, 2003 through and including May 11, 2005 (the "Prior Period") there were no disagreements between GBI and its auditors, KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement.

Effective May 12, 2005 De Joya & Company, Certified Public Accountants & Consultants (the "new independent accountant") was engaged by the Company to audit the consolidated financial statements of GBI for its fiscal year ending December 31, 2004. During the Prior Period the new independent accountant had not been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event.

During the Prior Period there have been no reportable events as defined in Regulation SK item 304(a) (1) (v) (A) through (D).

The Company provided KPMG LLP with a copy of this disclosure and requested KPMG LLP to furnish GBI with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether KPMG LLP agrees with the statements made by GBI. The letter received from KPMG LLP is attached hereto as Exhibit 16.2.

Item  9.01.  Financial  Statements  and  Exhibits.

(c)  Exhibits.

16.2 Letter from KPMG LLP to the SEC dated May 17, 2005 regarding the change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GENESIS  BIOVENTURES,  INC.
                                (Registrant)

Dated:  May  17,  2005          By   /s/  E.  Greg  McCartney
                                     ---------------------------------
                                     E.  Greg  McCartney
                                     Chairman  and  CEO


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